July 1, 1997, Revised October 15, 1997

COLONIAL TAX-MANAGED
GROWTH FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Tax-Managed Growth Fund (Fund), a diversified portfolio of Colonial Trust I (Trust), an open-end management investment company, seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

The Fund is managed by Stein Roe & Farnham, Inc. (Adviser), an affiliate of the Administrator and successor to an investment advisory business that was founded in 1932.

The Fund currently is structured as a traditional mutual fund investing in individual securities but may in the future be converted to a master/feeder structure. Under a master/feeder structure, the Fund would seek to achieve its objective by investing all of its assets in another open-end management investment company managed by the Adviser and having substantially the same objective and investment policies as the Fund. Shareholders of the Fund would be notified

                                                                 MG-01/257E-1097

but would not have an opportunity to vote on such conversion.

This Prospectus explains concisely what you should know before investing in the Fund's Class A, B or C shares. Read it carefully and retain it for future reference. More detailed information about the Fund is in the July 1, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Contents                                               Page
Summary of Expenses                                        2
Possible Two-Tiered Structure                              3
The Fund's Financial History                               4
The Fund's Investment Objective                            5
How the Fund Pursues its Objective
  and Certain Risk Factors                                 5
Adviser Performance Information                            7
How the Fund Measures its Performance                      8
How the Fund is Managed                                    9
How the Fund Values its Shares                             9
Classes of Shares                                         10
General Information Regarding Buying
  and Selling Shares                                      11
Distributions and Taxes                                   12
Exchanges                                                 12
Telephone Transactions                                    13
12b-1 Plan                                                14
Organization and History                                  14
----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES
Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for a more complete description of the Fund's costs and expenses. It is anticipated that the Fund's annual operating expenses would not change materially upon conversion to a master/feeder structure.

Shareholder Transaction Expenses (1)(2)

                                                           Class A                    Class B                   Class C
 Maximum Initial Sales Charge Imposed on a
  Purchase (as a % of offering price) (3)(4)                5.75%                      0.00%                     0.00%
 Maximum Contingent Deferred Sales
   Charge (as a % of offering price) (3)(4)                 1.00%(5)                   5.00%                     1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "General Information Regarding Buying and Selling Shares."

(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Because of the distribution fees applicable to Class B and C shares, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. See "12b-1 Plan."

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "Classes of Shares."

Estimated Annual Operating Expenses (as a % of average net assets)

                                                          Class A                    Class B                  Class C
 Management and administration fees
   (after expense waiver or reimbursement)                  0.00%                     0.00%                     0.00%
 12b-1 fees                                                 0.25                      1.00                      1.00
 Other expenses                                             1.25                      1.25                      1.25
                                                            ----                      ----                      ----
 Total operating expenses (after expense
   waiver or reimbursement)(7)                              1.50%                      2.25%                    2.25%
                                                            =====                      =====                    =====

(6) Total expenses, excluding brokerage, interest, taxes, 12b-1 fees and extraordinary expenses, are, until further notice, voluntarily limited by the Administrator and the Adviser to 1.25% of the first $100 million of average net assets, and 1.50% of average net assets over $100 million. Absent such expense limitation, "Management and administration fees" would be 1.00% for each Class and "Total operating expenses" would be 3.12%(Class A) and 3.87%(Classes B and C).

Examples
The following Examples show the estimated cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and reinvestment of dividends and distributions. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:

Example 1 (assumes redemption at period end)

Period                                   Class A                         Class B                          Class C
1 year                                    $ 72                            $ 73                              $33
3 years                                   $102                            $100                              $70


Example 2 (assumes no redemption)

Period                                   Class A                        Class B                          Class C
1 year                                    $ 72                            $23                              $23
3 years                                   $102                            $70                              $70

Without voluntary fee reductions, amounts in the Examples would be as follows:

Example 1 (assumes redemption at period end)

Period                                   Class A                        Class B                          Class C
1 year                                    $ 87                            $ 89                             $ 49
3 years                                   $148                            $148                             $118

Example 2 (assumes no redemption)

Period                                   Class A                        Class B                          Class C
1 year                                    $ 87                            $ 39                             $ 39
3 years                                   $148                            $118                             $118

POSSIBLE TWO-TIERED STRUCTURE

The Fund currently is structured as a traditional mutual fund investing in individual securities, but may in the future convert to a master/feeder structure by transferring all of its portfolio assets to a separate open-end management investment company (Portfolio) with substantially the same investment objective as the Fund in exchange for an interest in the Portfolio. Thereafter, the Fund would seek to achieve its objective by investing all of its investable assets in the Portfolio, and the Portfolio would invest directly in individual portfolio securities. See "The Fund's Investment Objective," "How the Fund
Pursues its Objective and Certain Risk Factors" and "How the Fund is Managed" for information concerning the Fund's investment objective, policies, management and expenses. Shareholders of the Fund would be notified of, but would not have an opportunity to vote on, such conversion.

After any such conversion, in addition to the Fund, other institutional investors (including other investment companies) also would be able to invest in the Portfolio. The conversion would be effected to allow other such investors to invest in the Portfolio, potentially creating economies of scale and providing additional portfolio management flexibility for the Portfolio which, if achieved, also would indirectly benefit the Fund and its shareholders. The following describes certain of the effects and risks of this structure.

After any such conversion, matters submitted by the Portfolio to its investors for a vote would be passed along by the Fund to its shareholders, and the Fund would vote its entire interest in the Portfolio in proportion to the votes received from Fund shareholders. It is possible that other investors in the Portfolio could alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio. In addition, large scale redemptions by any other investors in the Portfolio could result in untimely liquidation of the Portfolio's security holdings, loss of investment flexibility, and an increase in the operating expenses of the Portfolio as a percentage of its assets. After any conversion, you would be able to obtain information about whether there are other investors in the Portfolio by writing or calling the Administrator at 1-800-426-3750.

After any conversion, the Fund would continue to invest in the Portfolio so long as the Trust's Board of Trustees determined it was in the best interest of Fund shareholders to do so. In the event that the Portfolio's investment objective were changed so as to be inconsistent with the Fund's investment objective, the Board of Trustees would consider what action might be taken, including changes to the Fund's investment objective, or withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity or the retention of an investment adviser to manage the Fund's investments. Certain of these actions may require Fund shareholder approval. Withdrawal of the Fund's assets from the Portfolio could result in a distribution by the Portfolio to the Fund of portfolio securities in kind (as opposed to a cash distribution), and the Fund could incur brokerage fees or other transaction costs and could realize distributable taxable gains in converting such securities to cash. Such a distribution in kind could also result in a less diversified portfolio of investments for the Fund.

THE FUND'S FINANCIAL HISTORY

The following is a schedule of financial highlights for a Class A, Class B and Class C share outstanding throughout the period. Financial statements for the period are incorporated by reference into the Statement of Additional
Information:

                                                                              Period ended
                                                                             April 30, 1997(b)
                                                       --------------------------------------------------
                                                                              (Unaudited)
                                                       --------------------------------------------------
                                                        Class A             Class B              Class C
Net asset value - Beginning of period                  $10.080              $10.080             $10.080
                                                       --------             --------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                              (0.004)             (0.030)              (0.030)
Net realized and unrealized loss (c)                    (0.036)             (0.030)              (0.030)
                                                        -------             -------              -------
    Total from Investment Operations                    (0.040)             (0.060)              (0.060)
                                                        -------             -------              -------
Net asset value - End of period                        $10.040              $10.020             $10.020
                                                       ========             ========            =======
Total return (d)(e)(f)                                  (0.40)%             (0.60)%              (0.60)%
                                                        -------             -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                          1.50%               2.25%                2.25%
Net investment loss (g)(h)                              (0.12)%             (0.87)%              (0.87)%
Fees and expenses waived or borne by
   the Adviser/Administrator (g)(h)                      1.62%               1.62%                1.62%
Portfolio turnover (f)                                     13%                 13%                  13%
Average commission rate                               $0.0698             $0.0698              $0.0698
Net assets at end of period (000)                      $5,959             $11,960                 $903
(a) Net of fees and expenses waived or borne
       by the Adviser/Adminstrator which amounted to:  $0.067              $0.067               $0.067

(b) The Fund commenced investment operations on December 16, 1996. The activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h)  Annualized.

THE FUND'S INVESTMENT
OBJECTIVE

The Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.


HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund invests primarily (at least 65% of its assets) in common stocks of large and medium capitalization companies (i.e., companies with at least $1 billion in equity market capitalization) believed by the Adviser to have above average earnings growth prospects. The Adviser uses fundamental research analysis and valuation techniques in order to identify potential investments for the Fund. Up to 35% of the Fund's total assets may be invested in a combination of (i) common stocks or American Depository Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) of non-U.S. companies and (ii) common stocks of small capitalization companies (i.e., companies with equity market capitalizations of less than $1 billion).

While the Fund's overriding objective is long-term capital growth, the Adviser may use certain investment techniques designed to reduce the payment by the Fund of taxable distributions to shareholders and thereby reduce the impact of taxes on shareholder returns. Such techniques will be used only if, in the Adviser's judgment, the impact on the Fund's pre-tax total return will be no worse than neutral. Such techniques may include, among others, (i) purchasing low or non-dividend paying stocks; (ii) low portfolio turnover, which helps to minimize the realization and distribution of taxable capital gains; (iii) deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than short-term; (iv) selling securities that have declined in value to offset gains realized on the sale of other securities; (v) when selling a portion of a holding, selling those securities with a higher cost basis first; and (vi) selling securities "short against the box" (i.e., selling short a security owned by the Fund). The use of such techniques will not eliminate the payment by the Fund of taxable distributions. The Administrator has retained the professional services firm of Price Waterhouse LLP to provide tax consulting services.

Foreign  Investments.  The Fund may  invest  up to 35% of its  total  assets  in foreign securities including American Depository Receipts. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "How the Fund Pursues its Objective and Certain Risk Factors--Foreign Currency Transactions; Index and Interest Rate Futures; Options" in this Prospectus and "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions; Index and Interest Rate Futures; Options. In connection with its investments in foreign securities, the Fund may (i) purchase and sell foreign currencies on a spot or forward basis, (ii) enter into foreign currency futures contracts, (iii) write both put and call options on foreign currency futures contracts, and (iv) purchase and write both call and put options on foreign currencies. Such transactions may be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated.

In addition, the Fund may enter into (i) index and interest rate futures contracts, (ii) write put and call options on such futures contracts, (iii) purchase and write both call and put options on securities and indexes, and (iv) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. The Fund may write a call or put option on a security only if the option is covered.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination.

An option generally gives the option holder the right, but not the obligation, to purchase or sell prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option.

Transactions in futures, options and similar investments may not achieve the goal of hedging to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying asset or benchmark. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. Finally, if the Adviser's prediction on interest rates, stock market movements or other market factors is inaccurate, the Fund may be worse off than if it had not engaged in such transactions.

See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange listed securities of larger companies.

Securities Loans. The Fund may lend its portfolio securities to broker-dealers or banks. Such loans will not exceed 30% of the Fund's total assets. Each such loan will be continuously secured by collateral at least equal at all times to the market value of the securities loaned. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments or in investment grade U.S. or foreign debt securities, Eurodollar certificates of deposit and obligations of savings institutions during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid securities.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of the Fund's net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of total assets of the Fund.

Other.  The Fund may not always  achieve its  investment  objective.  The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


ADVISER PERFORMANCE INFORMATION

The Fund is newly-organized and has no performance history of its own. The Fund is managed using an investment strategy used by the Adviser to manage between $1 and $2 million in equity investments since June 30, 1994. Following are the average annual and cumulative total returns achieved by the Adviser through September 30, 1996 using this strategy and the average annual and cumulative total returns of the Standard and Poor's 500 Index (S&P 500 Index) during such period. Also shown are the average annual and cumulative total returns of the average fund in the Lipper Growth Fund category during such period.


                                      ADVISER
                         Average Annual     Cumulative Total
                         Total Returns          Returns

One Year                     28.50%              28.50%
Two Years                    26.14%              59.11%
Since 6/30/94
   (inception)               25.58%              66.95%


                                      S&P 500
                         Average Annual     Cumulative Total
                         Total Returns          Returns

One Year                     20.32%              20.32%
Two Years                    24.93%              56.07%
Since 6/30/94                24.48%              63.68%

                             AVERAGE LIPPER GROWTH FUND
                         Average Annual     Cumulative Total
                         Total Returns          Returns

One Year                     15.97%              15.97%
Two Years                    20.88%              46.48%
Since 6/30/94                21.26%              54.79%

If the Adviser's returns shown above had been achieved by a fund included within the Lipper Growth Fund category, such fund's performance would have been ranked as follows within such category:

                                HYPOTHETICAL LIPPER
                                    GROWTH FUND
                                 CATEGORY RANKINGS*

One Year                               16/636
Two Years                              55/509
Since 6/30/94                          73/483

* First number shows rank within category/second number shows total number of funds in category.

The S&P 500 Index returns represent the total returns, assuming reinvestment of all dividends, earned on an unmanaged group of 500 securities. Index returns do not reflect sales charges or expenses. The Lipper Growth Fund category includes all funds classified as growth funds by Lipper Analytical Services, Inc., an independent mutual fund ranking organization. The Adviser's returns have been calculated in compliance with standards promulgated by the Association for Investment Management and Research (AIMR) for calculating and presenting performance, and assume annual fees and expenses of 1.00%. Actual fees charged were lower. The returns of the Adviser, of funds in the Lipper Growth Fund category and of the S&P 500 Index do not represent past performance of the Fund, and are not necessarily indicative of future performance of the Fund. In particular, the fees, expenses and sales charges applicable to an investment in the Fund may be higher than those assumed in calculating the Adviser's returns, which would negatively impact the Fund's return. In addition, the Adviser's returns do not reflect the applicability of the various federal securities and tax laws and rules applicable to mutual funds which, had they applied, might have adversely affected such returns. Cash flows into and out of the Fund may also negatively impact the Fund's performance relative to the Adviser's performance.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge (if any) applicable to the Class, and the contingent deferred sales charge or redemption fee (if any) applicable to the time period quoted. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent year's distributions by the maximum offering price of that Class at the end of the year. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Fund's Trustees formulate the Fund's general policies and oversee the Fund's affairs. The Fund's investment operations are managed by the Adviser. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments. See "Management of the Colonial Funds" and "Management of the Fund" in the Statement of Additional Information for information concerning the Trustees and officers of the Trust and the Fund.

The Fund is managed by a team of investment professionals assigned to it by the Adviser. No single individual has primary management responsibility over the Fund's portfolio securities.

The Adviser places all orders for the purchase and sale of securities for the Fund. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. When the Adviser believes that more than one broker-dealer is capable of providing the best combination of price and execution in a particular portfolio transaction, the Adviser often selects a broker-dealer that furnishes it with research products or services. For its investment management services, the Adviser receives from the Fund a monthly fee at an annual rate of 0.60% of the Fund's average daily net assets.

The Administrator provides the Fund with certain administrative services and generally oversees the operation of the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.40% of average daily net assets for these services. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Administrator, serves as the Fund's distributor. Colonial
Investors Service Center, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the Fund's shareholder services and transfer agent for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Each of the foregoing fees is subject to any fee waiver or expense reimbursement to which the Adviser and/or the Administrator may agree. See "Summary of Expenses" above.

The Administrator, the Distributor, the Adviser, and the Transfer Agent are all direct or indirect subsidiaries of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost. All other securities and assets are valued at their fair value following procedures adopted by the Fund's Trustees.

CLASSES OF SHARES

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                           _______Initial Sales Charge______
                                                    Retained
                                                  by Financial
                                                    Service
                                                      Firm
                            _____as % of______      as % of
                            Amount     Offering     Offering
 Amount Purchased          Invested      Price       Price

 Less than $50,000           6.10%       5.75%       5.00%
 $50,000 to less than
     $100,000                4.71%       4.50%       3.75%
 $100,000 to less than
     $250,000                3.63%       3.50%       2.75%
 $250,000 to less
 than                        2.56%       2.50%       2.00%
    $500,000
 $500,000 to less than
     $1,000,000              2.04%       2.00%       1.75%
 $1,000,000 or more          0.00%       0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

       Amount Purchased                   Commission

       First $3,000,000                      1.00%
       Next $2,000,000                       0.50%
       Over $5,000,000                       0.25%(1)

       (1) Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a contingent deferred sales charge of 1.00% of the purchase price of the shares being redeemed payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.

Class B Shares. Class B shares are offered at net asset value without an initial sales charge but subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase equaling a percentage of the purchase price of the shares being redeemed. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

               Years             Contingent Deferred
           After Purchase           Sales Charge

                0-1                     5.00%
                1-2                     4.00%
                2-3                     3.00%
                3-4                     3.00%
                4-5                     2.00%
                5-6                     1.00%
            More than 6                 0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

The Fund also offers Class E, F, G and H shares (Trust Shares) which are offered through a separate Prospectus and are designed for persons wishing to make an irrevocable gift to a child, grandchild or other individual. Trust Shares are held in an irrevocable trust until a specified date at which time they pass to a beneficiary. For more information about Trust Shares or to obtain a Prospectus, call the Distributor at 1-800-426-3750.


GENERAL INFORMATION REGARDING BUYING AND SELLING SHARES

Buying Shares. Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment generally is $2,500; the minimum subsequent investment generally is $250. For Colonial retirement accounts, the minimum initial and subsequent investments are each $25. Certificates generally will be issued only for Class A shares, and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Investors generally should compare any initial and/or deferred sales charges and distribution fees applicable to each class, given the expected length of the investment or trust term, in deciding which Class is most suitable for them. Investors also should consider whether they prefer to have 100% of the purchase price invested immediately (as is the case with Class B and C shares). Purchases of $250,000 or more must be for Class A or C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different Classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares" in the Statement of Additional Information for more information.

Selling Shares. Fund shares may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. The sale price is the net asset value (less any contingent deferred sales charge or redemption fee) next calculated after the request and any necessary documentation are received in proper form. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

For sales through financial service firms, the firm must receive the sales request prior to the time at which the Fund values its shares to receive that day's price. The firm is responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

The sale of shares is a taxable transaction for income tax purposes and may involve the payment of a contingent deferred sales charge. Contingent deferred sales charges are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). The amount of the contingent deferred sales charge is the applicable percentage shown above for each Class, applied to the cost (including any initial sales charge) of the shares at the time of purchase. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by Federal securities law.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund also may deduct annual maintenance and processing fees
(payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders virtually all net income and any net realized gain annually. Distributions are reinvested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will be reinvested. To change your election, call the Transfer Agent for information.

Whether received in cash or in additional shares, distributions must be reported as taxable income unless they are held in a tax qualified account or by a tax-exempt institution. If shares are purchased shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.


EXCHANGES

Exchanges at net asset value may be made from any other Colonial fund into the same class of the Fund. Exchanges which are the initial investment in the Fund's shares must meet the minimum initial investment requirement. Exchanges of the Fund's Class A and Class B shares into the same class of any other Colonial fund are limited to one exchange per twelve-month period.

Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Administrator, in its sole discretion and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into the Fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to the Fund, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares will not be subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.

Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

Telephone redemption privileges may be elected on the account application by completing the Telephone Withdrawal Option section including the Bank Information. Once elected, telephone redemptions may be made by calling toll-free 1-800-422-3737 any business day between 9:00 a.m. Boston time and the time at which the Fund values its shares. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable to the extent reasonable procedures are not employed. Proceeds and confirmations of telephone transactions will be mailed or sent to the address of record. Telephone redemptions are not available on accounts with an address change in the preceding 30 days. All telephone transactions are recorded. Shareholders and/or their financial advisers are required to provide their name, address and account number. Financial advisers are also required to provide their broker number. Despite the employment of the foregoing procedures, a shareholder may suffer a loss from unauthorized transactions.

Shareholders and/or their financial advisers wishing to redeem shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption by mail as described above under "General Information Regarding Buying and Selling Shares." The Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor an annual service fee of 0.25% of the Fund's average net assets. The Fund also pays the Distributor distribution fees at the annual rate of 0.75% of the average net assets attributed to its Class B and Class C shares. Total returns and dividends will be lower on classes bearing a distribution fee than the returns and dividends of Class A shares. Class B shares automatically convert to Class A approximately eight years after the original shares were purchased. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Administrator and the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Fund was organized in 1996 as a separate portfolio of the Trust, which is a Massachusetts business trust established in 1985.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class.

Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

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Investment Adviser
Stein Roe & Farnham Incorporated
One South Wacker Drive
Chicago, IL  60606

Administrator
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA  02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624







Your financial service firm is:










Printed in U.S.A.



July 1, 1997, Revised October 15, 1997

COLONIAL TAX-MANAGED
GROWTH FUND


PROSPECTUS


Colonial Tax-Managed Growth Fund seeks to maximize long-term capital growth while reducing shareholder exposure to taxes.

For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the July 1, 1997 Statement of Additional Information.





















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      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

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